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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2013

TRIMAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10716 (Commission File Number)	38-2687639 (IRS Employer Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan (Address of principal executive offices)	48304 (Zip Code)

Registrant’s telephone number, including area code (248) 631-5400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

TriMas Corporation (the “Company”) is filing herewith as Exhibit 23.1 the “Consent of Independent Registered Public Accounting Firm.”  Although the Company received a properly signed consent prior to filing such consent as an exhibit to the Company’s Form 10-K for the year ended December 31, 2011, filed by the Company with the United States Securities and Exchange Commission on February 27, 2012, the filed copy of this consent inadvertently excluded the conformed signature as a result of clerical error.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibit.  The following exhibit is filed herewith:

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION By: /s/ Joshua A. Sherbin Name: Joshua A. Sherbin Title: Vice President, General Counsel and Secretary

Date:  January 11, 2013